Exhibit 31.2

CERTIFICATION PURSUANT TO

SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the annual report of Momentous Entertainment Group, Inc. (the "Company") on Form 10-K for the fiscal year ended December 31, 2015 as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I, Kurt E. Neubauer, Chief Executive Officer, Chief Financial and Accounting Officer of the Company, certify that:

The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date: April 8, 2016

By: /s/ Kurt E. Neubauer

Kurt E. Neubauer

Chief Executive Officer and Chief Financial Officer